UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act

Filed by the Registrant	☒	Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

U.S. GoldMining Inc.

(Name of Registrant as Specified in its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

U.S. GOLDMINING INC.

1188 West Georgia Street, Suite 1830

Vancouver, British Columbia, Canada, V6E 4A2

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 11, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 annual general meeting of stockholders (the “Annual Meeting”) of U.S. GoldMining Inc. (the “Company”), which will be held on Thursday, June 11, 2026, at 10:00 a.m., Pacific Time, at our office at 1188 West Georgia Street, Suite 1830, Vancouver, British Columbia, Canada, V6E 4A2. At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.	To elect six directors, each to serve until the next annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or such director’s earlier death, resignation, or removal;
2.	To ratify the appointment of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.	To address such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items are more fully described in the proxy statement, which is attached and made a part of this Notice of the Annual Meeting. As outlined in the accompanying proxy statement, our board of directors recommends that you vote “FOR” each director nominee in Proposal 1 and “FOR” Proposal 2.

Our board of directors has fixed the close of business on April 22, 2026, as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you expect to attend the Annual Meeting, where you may cast your vote in person, we urge you to cast your vote as promptly as possible by one of the methods below. A proxy may be revoked in the manner described in the accompanying proxy statement.

By using the internet at:

● ●	www.cstproxy.com/usgoldmining/2026 (for registered stockholders) www.cstproxyvote.com (for beneficial stockholders)	By mailing your signed proxy or voting instruction form

For further information on how to vote, please refer to the instructions on the accompanying proxy card and the accompanying proxy statement.

April 30, 2026	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tim Smith
Tim Smith
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 11, 2026:

Our proxy statement and our 2025 annual report are available at

https://www.cstproxy.com/usgoldmining/2026

and under the Company’s profiles on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) at www.sedarplus.ca and on the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) at www.sec.gov

Notice and Access and Notice of Internet Availability of Proxy Materials

We are using the “Notice and Access” rules, adopted by the U.S. Securities and Exchange Commission, and the “Notice and Access” rules, adopted by the Canadian Securities Administrators, to mail our stockholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) instead of a printed copy of this proxy statement, proxy card or voting instruction form and our Annual Report for the fiscal year ended December 31, 2025 (including the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2025, together with the auditor’s report therein) (the “Meeting Materials”). Each stockholder will receive a Notice. The Notice contains instructions on how stockholders can access the Meeting Materials over the Internet and vote their shares of common stock, par value $0.001 per share in the capital of the Company. The Notice also contains instructions on how stockholders can receive a printed copy of the Meeting Materials.

We have posted electronic copies of the Meeting Materials on our website at https://www.usgoldmining.us and also under the Company’s profiles on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

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1188 West Georgia Street, Suite 1830

Vancouver, British Columbia, Canada, V6E 4A2

PROXY STATEMENT

General Information

This proxy statement is part of a solicitation of proxies by management and the board of directors of U.S. GoldMining Inc. (the “Company,” “we,” “us” or “our”) and contains information relating to our annual general meeting of stockholders (the “Annual Meeting”) to be held on Thursday, June 11, 2026, at 10:00 a.m., Pacific Time, at our office at 1188 West Georgia Street, Suite 1830, Vancouver, British Columbia, Canada, V6E 4A2, and to any continuations, adjournments or postponements thereof. All dollar figures contained in this proxy statement are in U.S. dollars, unless otherwise indicated. We are first mailing the Notice (as defined below), and the Meeting Materials (as defined below) were first made available, to our stockholders on or about April 30, 2026.

We are using the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) instead of a printed copy of the notice of the Annual Meeting, proxy statement, proxy card or voting instruction form, and our Annual Report for the fiscal year ended December 31, 2025 (including the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2025, together with the auditor’s report therein) (collectively, the “Meeting Materials”). Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive delivery of a paper copy of the Meeting Materials) will receive a Notice. The Notice contains instructions on how stockholders can access the Meeting Materials over the internet and vote their shares of common stock, par value $0.001 per share in the capital of the Company (“Common Stock”). The Notice also contains instructions on how stockholders can receive a printed copy of the Meeting Materials. We will also post electronic copies of the Meeting Materials on the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) at www.sec.gov. We believe this process will expedite stockholders’ receipt of the Meeting Materials, lower the costs of the Annual Meeting and conserve natural resources.

In addition, we are using the “Notice and Access” rules adopted by the Canadian Securities Administrators pursuant to which we will post electronic copies of the Meeting Materials on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) at www.sedarplus.ca and also on our website at www.usgoldmining.us under the “Investors” menu, rather than mailing paper copies to all registered and non-registered stockholders.

Notwithstanding the foregoing, paper copies of the Meeting Materials are available but will only be mailed to those registered and non-registered stockholders who request paper copies. All other stockholders will receive the Notice which will contain information on how to obtain either electronic or paper copies of the Meeting Materials in advance of the Annual Meeting. Registered stockholders and non-registered stockholders may request free paper copies of the Meeting Materials in advance of the Annual Meeting by contacting Continental Proxy Services toll-free at 1 (888) 266-6791 or by email at proxy@continental.com.

We have elected not to use the procedure known as “stratification” in relation to our use of the “Notice and Access” rules. Stratification occurs when a reporting issuer using the “Notice and Access” rules provides a paper copy of proxy-related materials to some, but not all, of its stockholders.

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About the Annual Meeting and Voting

Q.	Why am I receiving these materials?

A.	We have made the Meeting Materials available to you on the internet or, upon your request, have delivered printed materials to you, because our board of directors is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements thereof. You are invited to attend the Annual Meeting; however, you are not required to attend in order to vote your Common Stock. Instead, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy on the internet.

Q.	Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

A.

We are using the Notice and Access model permitted under the rules of the SEC and the Canadian Securities Administrators, which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method of accessing the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about April 30, 2026, we will begin mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

Intermediaries are required to forward the Meeting Materials to non-registered holders, or beneficial owners. “Intermediaries” include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSPs, RRIFs, RESPs and similar plans. There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners). Pursuant to Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, issuers can obtain a list of their NOBOs from Intermediaries for distribution of proxy-related materials directly to NOBOs. See “What is the difference between a registered stockholder and a stockholder who holds stock in street name?” below.

Q.	What is a proxy?

A.	It is your legal designation of another person to vote the Common Stock that you own. That other person is called a “proxy.” If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” Each of Tim Smith, President and Chief Executive Officer, and Alastair Still, Chairman of the board of directors, has been designated as a proxy for the Annual Meeting. Each of the proxies will have the authority to vote the Common Stock that you own. Each stockholder of record on the Record Date has the right to appoint a person or company to represent the stockholder to vote in person at the Annual Meeting other than the persons designated in the form of proxy. See “What are the different methods that I can use to vote my shares of Common Stock?” below.

Q.	What is a proxy statement? Is this different from an information circular?

A.	A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting. In Canada, the rules and regulations of the Canadian Securities Administrators require that when we ask you to sign a proxy card to vote your stock at the Annual Meeting, we also send you an information circular. An information circular is a document outlining important matters on the agenda at the Annual Meeting. This proxy statement is also an information circular.

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Q.	What am I voting on?

A.	At this year’s Annual Meeting, you will be asked to:

1.	elect six directors, each to serve until the next annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or such director’s earlier death, resignation, or removal (“Election of Directors Proposal”);

2.	ratify the appointment of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Ratification of Auditors Proposal”); and

3.	transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

Q.	What is the Record Date and what does it mean?

A.	The record date for the Annual Meeting is April 22, 2026 (the “Record Date”). The Record Date is established by the Company as required by the Nevada Revised Statutes (“NRS”) and our Bylaws. Stockholders (registered stockholders and non-registered, or “street name”, holders) at the close of business (eastern time) on the Record Date are entitled to: (a) receive notice of the Annual Meeting; and (b) vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Q.	What is the difference between a registered stockholder and a stockholder who holds stock in street name?

A.	If your shares of Common Stock are registered in your name on the books and records of our transfer agent, Continental Stock Transfer & Trust Company, you are a registered stockholder. If your shares of Common Stock are held for you in the name of your broker or bank, your shares are held in street name. Brokers’ discretionary voting authority and when your bank or broker is permitted to vote your shares of Common Stock without instructions from you are discussed below.

Q.	What are the different methods that I can use to vote my shares of Common Stock?

A.	If you are the “record holder” of your Common Stock, meaning that your shares of Common Stock are registered in your name in the records of our transfer agent, Continental Stock Transfer & Trust Company, you may vote your Common Stock at the Annual Meeting in person or prior to the meeting by proxy as follows:

(1)	Via the internet prior to the Annual Meeting: To vote over the internet prior to the Annual Meeting, please go to the following website: http://www.cstproxyvote.com and follow the instructions at that site for submitting your proxy electronically. If you vote your proxy over the internet prior to the Annual Meeting, you do not need to complete and mail your proxy card.

(2)	By Mail: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the internet. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.

If you are a stockholder of record and do not vote through the internet, by completing the proxy card that may be delivered to you, or during the Annual Meeting, your Common Stock will not be voted.

Q.	How can I revoke a proxy?

A.

You can revoke a proxy prior to the completion of voting at the Annual Meeting by: (a) giving written notice to our Corporate Secretary by 11:50 p.m. ET on the day before the annual meeting; (b) delivering a later-dated proxy; or (c) voting in-person at the Annual Meeting.

Notwithstanding the foregoing, only registered stockholders have the right to revoke a form of proxy. Non-registered holders who wish to change their vote must, generally at least seven days before the Annual Meeting, arrange for their respective Intermediaries to revoke the form of proxy on their behalf.

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Q.	What are the voting choices when voting on the Election of Directors Proposal, and what vote is required to approve the Election of Directors Proposal?

A.	When voting on the election of director nominees to serve until our annual general meeting of stockholders to be held in the 2027 calendar year, stockholders may: (a) vote “FOR” any of the nominees; or (b) “WITHHOLD AUTHORITY” from voting as (except as marked to the contrary for any of the nominees).

In accordance with our Bylaws and the NRS, directors will be elected if a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors vote “FOR” a nominee’s election at the Annual Meeting. Withheld votes and broker non-votes will have no effect on this proposal. Our board of directors recommends a vote “FOR” each of the nominees.

Q.	What are the voting choices when voting on the Ratification of Auditors Proposal, and what vote is required to approve the Ratification of Auditors Proposal?

A.	When voting on the Ratification of Auditors Proposal, stockholders may: (a) vote “FOR” the ratification; (b) vote “AGAINST” the ratification; or (c) “ABSTAIN” from voting on the ratification.

The approval of Ratification of Auditors Proposal requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon. Our board of directors recommends a vote “FOR” this proposal. Abstentions will have the effect of votes “AGAINST” this proposal. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

Q.	Are there any other matters to be acted upon at the Annual Meeting?

A.	Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Q.	Who is entitled to vote?

A.	You may vote if you owned Common Stock as of the close of business on the Record Date. Each share of our Common Stock is entitled to one (1) vote.

Q.	Who counts the votes?

A.	All votes will be tabulated by Tyler Wong, Chief Financial Officer, Treasurer and Secretary of the Company, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Q.	What does it mean if I receive more than one proxy card?

A.	It means that your shares of Common Stock are registered differently or that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent for the proxy service is Continental Stock Transfer & Trust Company, 1 State St 30th floor, New York, NY 10004.

Q.	Will my shares be voted if I do not provide my proxy?

A.	If your Common Stock is registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the Annual Meeting. If your Common Stock is held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokerage firms or other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion, under some circumstances.

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Q.	What if a stockholder does not specify a choice for a matter when returning a proxy?

A.	Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted “FOR” the election of each director nominee and “FOR” the ratification of the selection of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q.	What is a broker non-vote?

A.	If you are the beneficial owner of Common Stock held in street name, you should instruct the organization which holds your Common Stock how to vote your Common Stock. If you do not provide the organization that holds your Common Stock with specific voting instructions then, under applicable rules, the organization that holds your Common Stock may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your Common Stock does not receive instructions from you on how to vote your Common Stock on a non- routine matter, that organization will not have the authority to vote on this matter with respect to your Common Stock. This is generally referred to as a “broker non-vote.”

At the Annual Meeting, the election of directors is a “non-routine” matter and the ratification of the auditors is a “routine” matter. For additional information on the impact of broker non-votes, see “What is the effect of broker non-votes and abstentions?” below.

Q.	What is an abstention?

A.	An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action.

Q.	What is the effect of broker non-votes and abstentions?

A.	On the Election of Directors Proposal, withheld votes are not considered a vote cast, will not count as a vote “FOR” and will not affect the outcome of the vote. The Election of Directors Proposal is a “non-routine” matter, broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

On the Ratification of Auditors Proposal, abstentions will have the effect of votes “AGAINST” the proposal. Because the Ratification of Auditors Proposal is considered a “routine” matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

Q.	What constitutes a quorum?

A.	To hold the Annual Meeting and conduct business, the holders of a majority of the voting power of our issued and outstanding shares of Common Stock entitled to vote as of the Record Date, must be present in person or represented by proxy at the Annual Meeting. As of the Record Date, 13,322,493 shares of our Common Stock were issued and outstanding and entitled to vote. This is called a “quorum.” Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a later date.

Q.	Where can I find the voting results of the Annual Meeting?

A.	We will announce preliminary voting results at the Annual Meeting and publish final results on a current report filed on Form 8-K within four business days of the end of the Annual Meeting.

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Q.	Under what circumstances would the Annual Meeting be adjourned?

A.	If quorum is not present or represented by proxy at the Annual Meeting, then either (i) the chairperson of the Annual Meeting, or (ii) the stockholders present or represented by proxy entitled to vote at the Annual Meeting, have power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.

Q.	How are proxies solicited for the Annual Meeting and what are the costs of soliciting these proxies?

A.	Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the cost of proxy solicitation by the board of directors. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation being paid by us. We will reimburse brokers, banks or other nominees holding shares in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to non-registered stockholders, including non-registered stockholders who object to the disclosure of their ownership by their Intermediary.

Q.	I share an address with another stockholder, and we received only one paper copy of proxy materials. How may I obtain an additional copy of the proxy materials?

A.	Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, your Intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. Once you have received notice from your Intermediary that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, U.S. GoldMining Inc., 1188 West Georgia Street, Suite 1830, Vancouver, British Columbia, Canada, V6E 4A2, Attn: Investor Relations, telephone: 1-833-388-9788.

Q.	Who can help answer my questions?

A.	If you have any questions about any of the proposals to be presented at the Annual Meeting or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

U.S. GOLDMINING INC.

1188 West Georgia Street, Suite 1830

Vancouver, British Columbia, Canada, V6E 4A2

Telephone: 1-833-388-9788

Email: info@usgoldmining.us

Attention: Investor Relations

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2026:

This proxy statement and the Annual Report

for the fiscal year ended December 31, 2025 are available online at

https://www.cstproxy.com/usgoldmining/2026,

https://www.usgoldmining.us and

under the Company’s profiles at www.sedarplus.ca and www.sec.gov

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Proposal 1

Election of Directors Proposal

Nominees for Directors

Our board of directors (the “Board”) currently consists of six directors. Upon the recommendation of the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”), the Board nominated the six persons named below for election as a director. Each such nominee is also currently a director of the Company. The Annual Meeting is our first annual meeting of stockholders at which directors will be elected by stockholders.

Each nominee, if elected at the Annual Meeting, will serve until our 2027 annual general meeting of stockholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with our Bylaws or applicable law.

The nominees have consented to serve on the Board if elected and our Board has no reason to believe that they will not serve if elected. If any of the nominees should become unable or unwilling for good cause to serve as a director if elected, the persons the Board has designated as proxies may vote for a substitute nominee if the Board has designated a substitute nominee or for the balance of the nominees.

The Board has determined that four of our six directors, Aleksandra Bukacheva, Lisa Wade, Laura Schmidt and Ross Sherlock, are independent within the meaning of the director independence standards of each of the rules of the Nasdaq Capital Market (“Nasdaq”), the SEC, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), National Instrument 58-101 – Disclosure of Corporate Governance Practice (“NI 58-101”) and National Instrument 52-110 – Audit Committees (“NI 52-110”). Under the applicable rules of the Nasdaq and NI 58-101, Alastair Still and Garnet Dawson are not considered independent by virtue of their prior executive positions with or current executive positions with the Company or GoldMining Inc. (“GoldMining”).

Ages are as of April 30, 2026.

				Committee Memberships
Name	Age	Independent	Director Since	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Sustainability Committee
Alastair Still	54	No	09/2022
Garnet Dawson	68	No	09/2022
Aleksandra Bukacheva	44	Yes	09/2022
Laura Schmidt	60	Yes	09/2022
Ross Sherlock	62	Yes	09/2022
Lisa Wade	53	Yes	09/2022

Member	Chairperson	Financial Expert

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Alastair Still	Business Experience
Age: 54 Director Since: September 12, 2022 Position with the Company: Chairman since September 12, 2022 Residence: Maple Ridge, British Columbia, Canada

Mr. Still is co-founder of the Company and was appointed as a director and Chairman of the board of directors on September 12, 2022. Mr. Still currently serves as President and Chief Executive Officer of GoldMining (appointed on January 1, 2026 and April 1, 2021 respectively), a public company listed on the NYSE American (“NYSE”) and Toronto Stock Exchange (“TSX”) and Director of Technical Services for Gold Royalty Corp., a public company listed on the NYSE, since October 1, 2020. Mr. Still also served as Executive Vice President and Chief Development Officer of GoldMining from 2020 to 2021, and Director, Corporate Development for Newmont Corporation (formerly Goldcorp Inc.) from 2015 to 2020. Prior to 2015, Mr. Still worked for major gold mining companies, including Placer Dome Inc., Kinross Gold Corporation and Goldcorp Inc. He has worked within Canada and internationally in a variety of leadership roles including as a Chief Geologist and as Project Director leading the acquisition, permitting and construction of the Cerro Negro gold mine in Argentina.

Qualifications

Mr. Still is an experienced mining industry professional with over 30 years of experience including working for major operating gold mining companies in leadership roles at various mine operations, in project development and corporate development. Mr. Still graduated with a Bachelor of Science (First Class, Honours) from the University of New Brunswick and a Master of Science (Structural Geology) from Queen’s University. Mr. Still serves on the Technical Advisory Committee of Geoscience BC and is a member of Professional Engineers and Geoscientists British Columbia and Professional Geoscientists Ontario.

The Company believes that Mr. Still’s over 30 years of experience in the mining industry led the Company to conclude Mr. Still should serve as a director.

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Garnet Dawson	Business Experience
Age: 68 Director Since: September 12, 2022 Committee Membership: Compensation Committee (chair) Residence: Vancouver, British Columbia, Canada

Mr. Dawson was appointed as a director on September 12, 2022, and serves as the Chairperson of our Compensation Committee. Mr. Dawson served as our President from 2015 through September 12, 2022. Mr. Dawson has neither served nor been appointed to any other roles for the Company since September 12, 2022. He was a member of the board of directors of GoldMining from 2018 to January 2025 and he was Chief Executive Officer of GoldMining from 2014 to April 2021.

Other Directorships

Mr. Dawson has served as a member of the board of directors of Freegold Ventures Limited, a company listed on the TSX, since 2011. Mr. Dawson has also served as a member of the board of directors of Spanish Mountain Gold Ltd. since October 2022.

Qualifications

Mr. Dawson is a geologist with 40 years of experience in the exploration and mining business working with senior and junior mining companies in the Americas, Europe, Africa and China. He has held executive roles with several Canadian mining companies including Chief Executive Officer of GoldMining, Vice President, Exploration of Brazilian Gold and Vice President, Exploration of EuroZinc Mining Corporation. Mr. Dawson is a registered Professional Geologist with Engineers & Geoscientists British Columbia and holds a Bachelor of Science degree in Geology from the University of Manitoba and a Master of Science degree in Economic Geology from the University of British Columbia.

The Company believes that Mr. Dawson’s over 40 years of experience in the exploration and mining business led the Company to conclude Mr. Dawson should serve as a director.

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Aleksandra Bukacheva	Business Experience

Age: 44

Independent Director Since:

September 12, 2022

Committee Membership:

Audit Committee (chair)

Compensation Committee

Nominating and Corporate Governance Committee

Residence:

Colleton, St. Lucy, Barbados

Ms. Bukacheva was appointed as a director on September 12, 2022, and serves as a member of our Compensation Committee and Nominating and Corporate Governance Committee, and the Chairperson of our Audit Committee. Ms. Bukacheva has served as an independent director of several publicly listed mining companies, including Probe Gold Inc., from June 7, 2021, until its acquisition by Fresnillo Plc; Montage Gold Corp. from September 7, 2021, to June 6, 2024; and Battle North Gold Corporation from 2018 until its acquisition by Evolution Mining in May 2021. Ms. Bukacheva is currently the Chief Investment Officer of Amphora Investment Management (Barbados) Inc. and a Managing Director of Metalytics Corp., a resource investment and advisory company. From 2018 to 2020, Ms Bukacheva held executive roles with companies engaged in mineral exploration and development. Earlier in her career, from 2010 to 2016, Ms. Bukacheva was an Equity Research Analyst covering precious and base metals at several financial institutions, including BMO Capital Markets.

Qualifications

Ms. Bukacheva is an investments, capital markets, and finance professional with extensive experience in the metals and mining industry. Ms. Bukacheva holds a Master of Science (MSc) from the London School of Economics and Political Science, a Certificate in Mining Studies from the University of British Columbia, and is a Chartered Financial Analyst (CFA) charterholder.

The Company believes that Ms. Bukacheva’s deep expertise in investments, capital markets, and finance, combined with extensive experience in the metals and mining industry led the Company to conclude Ms. Bukacheva should serve as a director.

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Laura Schmidt	Business Experience

Age: 60

Independent Director Since:

September 12, 2022

Committee Membership:

Nominating and Corporate Governance Committee (chair)

Audit Committee

Sustainability Committee

Residence:

Anchorage, Alaska, United States

Ms. Schmidt was appointed as a director on September 12, 2022, and serves as a member of our Audit Committee, our Sustainability Committee and the Chairperson of our Nominating and Corporate Governance Committee. Ms. Schmidt is a global executive with over 30 years of worldwide experience in the oil/gas/new energy industry. She had worked for Shell since 1990 in a variety of senior leadership roles across the globe. Ms. Schmidt has held numerous senior positions including V.P. Shell Alaska, V.P. Safety & Environment for Shell’s Integrated Gas & New Energies Directorate, V.P. Audit for Shell’s Upstream and Projects & Technology Directorates, as well as engineering and operations positions. Her most recent position before leaving Shell was in Supply Chain in Shell’s Integrated Gas and Upstream Directorate.

Qualifications

Ms. Schmidt holds a Bachelor of Science (cum laude) in Mechanical Engineering from Virginia Tech, a Master of Science in Environmental Engineering, and a Doctor of Jurisprudence (magna cum laude) from the University of Houston. She is a licensed Professional Engineer, licensed US Patent Attorney, and a licensed attorney in Colorado and Texas. She is a Member of the Chartered Institute of Procurement and Supply. Ms. Schmidt attended Harvard Business School’s (“HBS”) Women on Boards Program and obtained HBS’ Corporate Director Certificate. Ms. Schmidt also attended INSEAD’s International Directors Program and obtained a Certificate in Corporate Governance, as well as Stanford’s Directors College. Ms. Schmidt is currently enrolled in Massachusetts Institute of Technology’s AI for Senior Executives.

The Company believes that Ms. Schmidt’s over 30 years of worldwide experience in the oil/gas/new energy industry, combined with her technical, legal, and corporate governance expertise led the Company to conclude Ms. Schmidt should serve as a director.

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Dr. Ross Sherlock	Business Experience
Age: 62 Independent Director Since: September 12, 2022 Committee Membership: Audit Committee Compensation Committee Residence: Sudbury, Ontario, Canada

Dr. Sherlock was appointed as a director on September 12, 2022, and serves as a member of our Audit and Compensation Committees. He also serves as a member of the technical advisory board for Greenheart Gold Inc. Previously, he served as a director (2020 to 2025) and advisor (2014 to 2025) to Gold Candle Ltd., a private exploration company with assets in the Abitibi. During his tenure at Gold Candle, he had a lead role in establishing a classified gold resource in excess of 5 million ounces of gold. Previously he has served on the advisory board to Reunion Gold and GoldMining. Dr. Sherlock is a professional geologist with over 40 years of experience in the mining industry and academic research. Since 2017, Dr. Sherlock is a Full Professor and Research Chair in Exploration Targeting at the Harquail School of Earth Sciences, Laurentian University, Sudbury. At Laureation, Dr. Sherlock is the Director of the Mineral Exploration Research Center and the Metal Earth project. Prior to this, he has held senior positions with major mining companies including Vice President, Geoscience at Kinross Gold Corp. (2015 to 2016), Exploration Manager, North America at Gold Fields (2008 to 2015). Prior to this, he was senior geologist/project manager at Miramar Mining, until its acquisition by Newmont; a Research Geoscientist at the Geological Survey of Canada and Senior Geologist at SRK Consulting amongst others.

Other Directorship

Dr. Sherlock is a director of Ripasso Precious Metals Corp., a private company with gold exploration assets in Australia, since December 2025.

Qualifications

Dr. Sherlock completed a Post-Doctoral Fellowship at the University of British Columbia’s Mineral Deposits Research Unit, PhD at the University of Waterloo, MSc at Lakehead University, and BSc (Honors) at McMaster University, Canada. He is a member of Professional Engineers and Geoscientists British Columbia and Professional Geoscientists Ontario.

The Company believes that Dr. Sherlock’s professional geologist expertise, which includes over 40 years of experience in the mining industry and academic research led the Company to conclude Dr. Sherlock should serve as a director.

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Lisa Wade	Business Experience
Age: 53 Independent Director Since: September 12, 2022 Committee Membership: Sustainability Committee (chair) Nominating and Corporate Governance Committee Residence: Kila, MT, United States

Ms. Wade was appointed as a director on September 12, 2022, and serves as a member of our Nominating and Corporate Governance Committee and the Chairperson of our Sustainability Committee. Ms. Wade served as a member of the board of directors of Gold Standard Ventures Corp., a public company listed on the NYSE and TSX, prior to its acquisition by Orla Mining Ltd. from June 2021 to August 2022. Ms. Wade is an environmental engineer with over 29 years of experience in the mining industry, specializing in environmental management, reclamation, and corporate sustainability. From 2005 to 2019, she held progressively senior roles at Goldcorp Inc., ultimately serving as Vice President, Environmental, Reclamation, and Closure, where she led global environmental strategies and closure planning initiatives.

Other Directorship

Ms. Wade was appointed as a director of Liberty Gold Corp., a public company listed on the TSX, on January 25, 2023.

Qualifications

Ms. Wade has held leadership roles in environmental engineering, community relations, permitting, and executive management with multiple mining companies. She holds a Bachelor of Science and a Master of Science in Environmental Engineering from Montana Tech in Butte, Montana.

The Company believes that Ms. Wade’s extensive experience as an environmental engineer, with over 29 years of experience in the mining industry, led the Company to conclude Ms. Wade should serve as a director.

VOTE REQUIRED AND BOARD RECOMMENDATION

The election of directors requires a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors to be approved. Withheld votes and broker non-votes will have no effect on this proposal.

UNLESS STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES.

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Proposal 2

Ratification of Auditors Proposal

At the recommendation of the audit committee of the Board (the “Audit Committee”), Deloitte LLP will be nominated at the Annual Meeting for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, at remuneration to be fixed by the Audit Committee. Deloitte LLP has been the Company’s independent registered public accounting firm since January 26, 2023. For information regarding fees for professional services rendered to us by Deloitte LLP for the last two years, please see “Other Information – Principal Accounting Fees and Services”.

In deciding to appoint Deloitte LLP the Audit Committee reviewed auditor independence issues and existing commercial relationships with Deloitte LLP and concluded that Deloitte LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.

Representatives of Deloitte LLP will not be present at the Annual Meeting and therefore they will not have the opportunity to make a statement or respond to appropriate questions from stockholders.

VOTE REQUIRED AND BOARD RECOMMENDATION

The affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the re-appointment of Deloitte LLP as the Company’s independent registered public accounting firm. For purposes of this proposal, abstentions will have the effect of votes against this proposal. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

UNLESS STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED “FOR” THE RATIFICATION OF DELOITTE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF DELOITTE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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Corporate Governance

Board Leadership Structure

Our Board is responsible for the stewardship of our Company and providing oversight as to the management of our business and affairs, including providing guidance and strategic oversight to management.

Board Mandate

Our Board does not have a written mandate. In fulfilling its responsibilities, our Board is responsible for, among other things: (i) our strategic planning; (ii) monitoring of our financial performance, financial reporting, financial risk management and oversight of policies and procedures; (iii) reviewing and, where appropriate, approving major corporate actions and internal controls; (iv) assessing risks facing us and reviewing options for their mitigation; (v) ensuring that our business is conducted with the highest standards of ethical conduct and in conformity with applicable laws and regulations; (vi) appointing officers, ensuring that they are qualified for their roles and planning their success as appropriate from time to time; and (vii) establishing and overseeing committees of the Board as appropriate, approving their mandates and approving any compensation of their members.

Our Board oversees our business and considers the risks associated with our business strategy and decisions. Our Board currently implements its risk oversight function as a whole. The Board adopted charters that establish an audit committee, compensation committee, nominating and corporate governance committee and sustainability committee. Each of the Board’s committees provide risk oversight in respect of its areas of concentration and report material risks to the Board for further consideration.

Position Descriptions

Our Board has not developed a separate written position description for the Chairman and the chair of each board committee. The role of the Chairman and the chair of each committee is to preside over all meetings of the Board, lead the Board or committee in regularly reviewing and assessing the adequacy of its mandate and its effectiveness in fulfilling its mandate, and in the case of the chairs of each committee, report to the Board with respect to the activities of the committee.

Our Board and the Chief Executive Officer have not developed a written position description for the Chief Executive Officer. However, the Chief Executive Officer’s principal duties and responsibilities are for planning our strategic direction, providing leadership to the Company, acting as our spokesperson, reporting to stockholders, and overseeing our executive management.

Currently, the role of Chairman of the Board is separated from the role of Chief Executive Officer. Our Chief Executive Officer is responsible for recommending strategic decisions and capital allocation to the Board and to ensure the execution of the recommended plans. The Chairman’s responsibilities include ensuring that our Board works together as a cohesive team with open communication and that a process is in place by which the effectiveness of our Board, its committees and its individual directors can be evaluated on a regular basis. The Chairman also acts as a liaison between the Board and management. While our Bylaws and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Our Chairman is not considered independent under the relevant director independence standards. See “Proposal 1 Election of Directors Proposal – Nominees for Election”. To help provide leadership to our independent directors, the independent members of the Board meet regularly without the non-independent directors and members of management. Five independent director meetings were held in the fiscal year ended December 31, 2025, and five full meetings of the Board were held in the fiscal year ended December 31, 2025. See “– Meetings of the Board and Meeting Attendance”.

Orientation and Continuing Education

Our Board provides newly elected directors with an informal orientation program to educate them on our business, their roles and responsibilities on the Board or its committees, as well as our internal controls, financial reporting and accounting practices. In addition, directors will, from time to time, as required, receive: (i) training to increase their skills and abilities, as it relates to their duties and their responsibilities on the Board; and (ii) continuing education about the Company to maintain a current understanding of our business, including its operations, internal controls, financial reporting and accounting practices.

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When a new director is appointed, such director has the opportunity to meet our other directors, executives, management and employees with orientation tailored to the needs and experience of the new director, as well as the overall needs of our Board. New members of the Board are provided with information about our business and operations.

We rely on the advice of our provisional advisors to update the knowledge of our Board members in respect of changes in relevant policies and regulations. Some of our directors are also directors of other publicly traded companies and are benefiting from exposure to boards of directors of such companies. New members of the Board are generally selected on the basis of their breadth of experience with respect to the mining industry, having regard to the requirements for appropriate skill sets that we require.

Director Terms

Members of our Board of Directors serve until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Executive officers are appointed to serve at the discretion of our Board. Our Board has not adopted director term limits or other automatic mechanisms of board renewal. Rather than adopting formal term limits, mandatory age-related retirement policies and other mechanisms of board renewal, the Nominating and Corporate Governance Committee of our Board implements a skills and competencies matrix for our Board as a whole and for individual directors.

Meetings of the Board and Meeting Attendance

To facilitate open and candid discussions among our independent directors, the independent members of the Board meet regularly without the non-independent directors and members of management before or after board meetings. Additionally, each of our Audit Committee and Nominating and Corporate Governance Committees are comprised entirely of independent directors, which helps ensure that the views of our independent directors are effectively presented on these committees.

Director attendance at board and committee meetings for the year ended December 31, 2025, are set out in the table below. In addition to formal meetings of the board and its committees, management remains in contact with the Board to keep directors abreast Company matters. Each director attended at least 75% of the aggregate of the meetings of our Board and the committees of which he or she was a member during the year ended December 31, 2025.

Committee
Name	Board	Audit	Compensation	Nominating and Corporate Governance	Sustainability	Independent Directors
Alastair Still	5/5	-	-	-	2/2	-
Garnet Dawson	5/5	-	2/2	-	-	-
Aleksandra Bukacheva	5/5	4/4	2/2	2/2	-	5/5
Ross Sherlock	5/5	4/4	2/2	-	-	5/5
Laura Schmidt	5/5	4/4	-	2/2	2/2	5/5
Lisa Wade	5/5	-	-	2/2	2/2	5/5

We encourage our directors to attend the Annual Meeting to be available to answer stockholders’ questions.

Committees of the Board

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and a sustainability committee (the “Sustainability Committee”).

Audit Committee Information

The Audit Committee is comprised of Aleksandra Bukacheva, Laura Schmidt and Ross Sherlock, each of whom is independent pursuant to the rules of the Nasdaq. Aleksandra Bukacheva serves as the Chairperson of the audit committee.

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The Audit Committee’s duties are specified in our audit committee charter, and include, but are not limited to: (i) appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors; (ii) reviewing with the independent auditors any audit problems or difficulties and management’s response; (iii) discussing the annual audited financial statements with management and the independent auditors; (iv) reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures; (v) reviewing and approving all proposed related party transactions; (vi) annually reviewing and reassessing the adequacy of our audit committee charter; (vii) meeting separately and periodically with management and the independent auditors; and (viii) monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Our audit committee charter is posted on our website at https://www.usgoldmining.us under the tab “Corporate Governance”.

Aleksandra Bukacheva is an audit committee financial expert as defined by the rules and regulations of the SEC. Each of Ms. Bukacheva, Ms. Schmidt and Dr. Sherlock are “independent directors” pursuant to the rules of the Nasdaq and NI 52-110, meet the independence and experience requirements of the SEC, and are financially literate, including within the meaning of NI 52-110.

Compensation Committee Information

Our Compensation Committee is comprised of Garnet Dawson, Ross Sherlock and Aleksandra Bukacheva. Each of Dr. Sherlock and Ms. Bukacheva are independent pursuant to the rules of Nasdaq, while Mr. Dawson is not independent. Mr. Dawson serves as the Chairperson of the Compensation Committee.

Our Compensation Committee reviews and makes recommendations to our Board concerning the compensation of our directors and executive officers. The compensation committee’s duties, are specified in our compensation committee charter, include, but are not limited to: (i) reviewing the compensation package for our executive officers and making recommendations to the Board with respect to it; (ii) reviewing the compensation of our directors who are not also employees, each of whom is referred to as a “non-employee director”, and making recommendations to the Board with respect to it; and (iii) selecting compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management.

The Compensation Committee, among other things, annually reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates our Chief Executive Officer’s performance in light of those goals and objectives and determines our Chief Executive Officer’s compensation level based on this evaluation. The Compensation Committee meets without the presence of executive officers when approving our Chief Executive Officer’s compensation.

Our compensation committee charter is posted on our website at https://www.usgoldmining.us under the tab “Corporate Governance”.

Nominating and Corporate Governance Committee Information

Our Nominating and Corporate Governance Committee is comprised of Laura Schmidt, Lisa Wade and Aleksandra Bukacheva, each of whom is independent pursuant to the rules of the Nasdaq. Laura Schmidt is the Chairperson of the nominating and corporate governance committee.

Our Nominating and Corporate Governance Committee assists the Board in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominating and Corporate Governance Committee’s duties are specified in our Nominating and Corporate Governance Committee charter, and include, but are not limited to: (i) recommending nominees to the Board for election by the stockholders, or for appointment to fill any vacancy on the Board; (ii) reviewing annually with the Board the current structure and composition of the Board committees with regards to characteristics such as independence, knowledge, skills, experience and diversity to ensure compliance with applicable criteria of the rules and regulations of the SEC, the Nasdaq and all applicable Canadian securities laws; (iii) making recommendations on the frequency and structure of board meetings and monitoring the functioning of the committees of the Board; and (iv) advising the Board periodically with regards to significant developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations, and making recommendations to the Board on all matters of corporate governance and on any remedial action to be taken.

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Our Board and Nominating and Corporate Governance Committee review our strategies to determine the composition of the Board and the appropriate candidates to be nominated for election as directors at annual general meetings. This review takes into account the desirability of maintaining a balance of skills, experience and background.

In identifying new candidates for the Board, the Nominating and Corporate Governance Committee considers what competencies and skills our Board, as a whole, should possess and assess what competencies and skills each existing director possesses, considering our Board as a group, and the personality and other qualities of each director, as these may ultimately determine the boardroom dynamic.

The Nominating and Corporate Governance Committee regularly evaluates the overall efficiency of our Board and our Chairman and all board committees and their chairs. As part of its mandate, the Nominating and Corporate Governance Committee conducts assessments of our Board, each committee and each director regarding his, her or its effectiveness and contribution, and report evaluation results to our Board on a regular basis.

Our nominating and corporate governance committee charter is posted on our website at https://www.usgoldmining.us under the tab “Corporate Governance”.

Sustainability Committee Information

Our Sustainability Committee is comprised of Laura Schmidt, Lisa Wade and Alastair Still. Each of Ms. Schmidt and Ms. Wade are independent pursuant to the rules of the Nasdaq. Lisa Wade serves as the Chairperson of the Sustainability Committee. The Sustainability Committee’s duties, which are specified in our sustainability committee charter, include, but are not limited to: (i) overseeing and advising the Board on the Company’s goals, strategies, and commitments related to sustainability and environment, social and governance (“ESG”) matters, including climate risks and opportunities, human rights and human capital management, community and social impact, and diversity and inclusion; (ii) approving and overseeing implementation of sustainability policies; and (iii) monitoring the Company’s performance related to its sustainability and ESG goals, strategies, and commitments.

The Sustainability Committee meets with our management regarding significant sustainability and ESG-related events and matters.

Our sustainability committee charter is posted on our website at https://www.usgoldmining.us under the tab “Corporate Governance”.

Assessments

The Board, its committees and each director performs an annual self-assessment on its, his or her contribution and effectiveness. Our Nominating and Corporate Governance Committee conducts assessments of our Board, each committee and each director regarding his, her or its effectiveness and contribution, and report evaluation results to our Board on a regular basis. Such assessments consider, in the base of our Board or its committees, its mandate or charter and, in the case of an individual director, the applicable position description(s), as well as the competencies and skills each individual director is expected to bring to the Board.

Involvement in Certain Legal Proceedings

None of our officers or directors have, during the last ten years: (i) been convicted in or is currently subject to a pending criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

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Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics, referred to as “Code of Conduct”, that applies to all of our employees, officers, and directors. This includes our Chief Executive Officer, Chief Financial Officer, and principal accounting officer or controller, or persons performing similar functions. The full text of our Code of Conduct is available (as an exhibit to our Annual Report on Form 10-K for the financial year ended December 31, 2024, and filed with the SEC on March 27, 2025) under our profile on SEDAR+ and posted on our website at https://www.usgoldmining.us under the tab “Corporate Governance”. We intend to disclose on our website any future amendments of the Code of Conduct or waivers that exempt any executive officer, principal accounting officer or controller, persons performing similar functions, or our directors from provisions in the Code of Conduct.

Our Code of Conduct sets out our fundamental values and standards of behavior that are expected from our directors, officers and employees with respect to all aspects of our business. Its objective is to provide guidelines for maintaining our integrity, reputation and honesty with a goal of honoring others’ trust in us at all times. To ensure our directors exercise independent judgement in considering transactions and agreements in which a director or executive officer has a material interest, any such director or executive officer removes himself or herself during any related Board discussions and such director does not cast a vote on any matter in respect of which such director has a material interest.

Our Audit Committee is responsible for reviewing and evaluating the Code of Conduct periodically and will recommend any necessary or appropriate changes thereto to the Board for consideration.

Indemnification

Neither our Articles of Incorporation nor Bylaws prevent us from indemnifying our officers, directors and agents to the extent permitted under the NRS. NRS Section 78.7502 provides that a corporation shall indemnify any director, officer, employee or agent of a corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 78.7502(1) or 78.7502(2), or in defense of any claim, issue or matter therein.

In recognition of the need to provide our directors and officers with substantial protection against personal liability, in order to procure directors’ and officers’ service to the Company and to enhance their ability to serve the Company in an effective manner, we have entered into indemnification agreements with each of our directors and executive officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to Nevada law, we are informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Trading Restrictions

All of our executives, other employees and directors are subject to our insider trading restriction contained in our Code of Conduct, as supplemented by our insider trading policy, which prohibits trading in our securities while in possession of material undisclosed information about us. Under these policies, such individuals are also prohibited from entering into hedging transactions involving our securities, such as short sales, puts and calls. Furthermore, we permit executives, including our Named Executive Officers, to trade in our securities, only during prescribed trading windows.

Representation of Women

Three of our six directors (50%) and neither of our two executive officers are women. We have not adopted a formal written policy relating to the identification and nomination of women directors. Other than as set forth herein, we have not set formal targets regarding the representation of any of the four Diversity Groups in director, executive officer or senior management positions. We believe, at the present early stage of the development of our business and given our current mix of board members and small executive team, that rigid policy and fixed targets for identification, nomination and representation are not necessary nor in the best interests of stockholders as meaningful contributions to representation.

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We believe that diverse perspectives enhance our organizational strength, problem solving ability and opportunity for innovation, and recognize that diversity of skill and experience is a critical and valuable consideration in the assessment of our Board, its composition and prospective nominee candidates, as well as the composition of our senior management team. When searching for new directors, executive officers and members of senior management, our Nominating and Corporate Governance Committee considers the level of representation of women, Indigenous peoples, persons with disabilities and members of visible minorities (collectively, “Diversity Groups”) on the Board and in management, as well as other factors, including skill and expertise, into consideration as part of its overall recruitment and selection process. To inform its assessment, the Nominating and Corporate Governance Committee monitors the level of representation from Diversity Groups on the Board and among members of management. Furthermore, the Board and the Nominating and Corporate Governance Committee have made a commitment to the recruitment from Diversity Groups by making the identification of Diversity Group candidates a key search criterion.

AI Technologies and Oversight

The responsibilities of the Board to review, approve and modify as appropriate the strategies and to oversee management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of identified risks extend to the safe and ethical implementation or potential use of artificial intelligence (“AI”) technologies to the Company’s business and strategy.

We do not rely on AI technologies or use generative AI in our day-to-day business or strategy. The Board has not adopted a specific governance framework for AI technologies and relies on a combination of corporate governance risk management (as outlined in this section, above) and the application of the existing policies to provide sufficient oversight of any potential risk that could arise from use of AI technologies and guidance on governance relating to the use of AI technologies.

In June 2022, the Government of Canada tabled the Artificial Intelligence and Data Act (AIDA) as part of Bill C-27, the Digital Charter Implementation Act, 2022, which would introduce a new regulatory system designed to encourage the responsible adoption of AI technologies by Canadian businesses with a focus on education, establishing guidelines and helping businesses to come into compliance through voluntary means.

Board members are encouraged to attend seminars or conferences of interest and relevance to their position as a director of the Company (as outlined in this section, above, under “– Orientation and Continuing Education”), which extends to matters of AI technologies. The Board, in conjunction with its various committee, continues to monitor risks to the business and operations of the Company, as well as the sufficiency of its existing policies, and may introduce a specific governance framework in the future if deemed advisable.

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Management

Biographical Information

The following is a list of our executive officers followed by their biographical information. The ages listed below are as of April 30, 2026.

Name	Age	Position
Tim Smith	55	President and Chief Executive Officer
Tyler Wong	41	Chief Financial Officer, Treasurer and Secretary

Tim Smith, President and Chief Executive Officer

Mr. Smith was appointed as our President and Chief Executive Officer on September 12, 2022. Mr. Smith is also currently the Vice President, Exploration of GoldMining, having held such position since April 7, 2022. Mr. Smith is a professional geologist over 30 years mineral industry experience, at locations throughout Australia and Canada, principally in gold exploration with an expertise in gold mineral systems, and specializing in orogenic lode gold systems, area selection, project generation, exploration strategy, project rate & rank, drill delineation and project advancement through to feasibility study, and gold mine production. Prior to joining us, Mr. Smith was Regional Director Generative Exploration, North America for Newmont Corporation from June 2019 to March 2022, Exploration Director, Goldcorp Inc., from August 2016 to June 2019, and Vice President Exploration, Kaminak Gold Corp. from January 2010 to July 2016.

Tyler Wong, Chief Financial Officer, Treasurer and Secretary

Mr. Wong was appointed as our Interim Chief Financial Officer, Treasurer and Secretary on April 11, 2023. Subsequently, he was appointed as the Chief Financial Officer, Treasurer and Secretary on December 20, 2024. From May 2024 to present, Mr. Wong has served as Director of Finance of GoldMining and from June 2019 through May 2024, Mr. Wong served as Corporate Controller of GoldMining and from June 2020 through June 2021, he served as Corporate Controller of Gold Royalty Corp. From June 2019 through October 2020, Mr. Wong served as Corporate Controller of Uranium Royalty Corp., and from June 2017 through June 2019 he served as Corporate Controller of King & Bay West Management Corp. From October 2014 through June 2017, Mr. Wong served as a Senior Accountant with Deloitte LLP in Vancouver, where he assisted with auditing work and obtained internal accreditation for US GAAP and US GAAS. Mr. Wong is a Chartered Accountant with experience dealing in complex accounting issues in several industries including mining, oil and gas, lumber, technology, gaming and manufacturing. Mr. Wong holds a Bachelor of Commerce degree from the University of British Columbia.

Appointment of Executive Officers

Our officers are appointed and serve at the discretion of the Board. The employment agreements for the Named Executive Officers (as defined in “Compensation Discussion and Analysis”, below) are described in “Compensation Discussion and Analysis — Executive Services Agreements”.

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Compensation Discussion and Analysis

Named Executive Officers

The following is a discussion of the material components of the executive compensation arrangements of our named executive officers, comprised of (i) our principal executive officer, (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the 2025 fiscal year and whose salary, as determined by Regulation S-K, Item 402, exceeded $100,000 and (iii) up to two most highly compensated former executive officers who were no longer serving as an executive officer at the end of the 2025 fiscal year (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “Named Executive Officers”). The Named Executive Officers for fiscal 2025 include the following:

Named Executive Officer	Title
Tim Smith	President and Chief Executive Officer
Tyler Wong	Chief Financial Officer, Treasurer and Secretary

The compensation paid for each of the Named Executive Officers is disclosed in “Executive Compensation”.

Objectives of Compensation

The goal of our executive compensation philosophy is to attract, motivate, retain and reward an energetic, goal driven, highly qualified and experienced management team and to encourage them to meet and exceed performance expectations within a calculated risk framework. The Compensation Committee is responsible for establishing and administering our executive and director compensation. See “Corporate Governance – Committees of the Board”.

Elements of Compensation

Our executive compensation program consists of Salaries; Bonuses; and Long-Term Equity Incentives.

Salaries: For executive officers who are offered compensation, the base salary is the foundation of such compensation and is intended to compensate competitively. The desire is for base salary to be high enough to secure talented, qualified and effective personnel which, when coupled with performance-based compensation, provides for a direct correlation between individual accomplishment and our success as a whole. Salaries are fixed and therefore not subject to uncertainty and are used as the base to determine other elements of compensation.

Bonuses: Annual bonuses are a variable component of total cash compensation, designed to reward executives for individual achievements, maximizing annual operating performance, including in relation to our acquisition and growth initiatives. Annual bonuses (if any) are discretionary and are to incentivize management during the year to take actions and make decisions within their control, and, as a result, the performance criteria do not include matters outside of the control of management, most notably commodity pricing.

Long-term Equity Incentives: Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. See “Equity Compensation Plan Information”.

Determination of Amounts of Compensation Elements

The compensation program is designed to reward each executive based on individual, business and corporate performance and is also designed to incentivize such executives to drive the annual and long-term business goals of the organization to enhance our sustainable growth in a manner which is fair and reasonable to our stockholders.

The following key principles guide our overall compensation philosophy:

●	compensation is designed to align executives to the critical business issues facing us;
●	compensation is fair and reasonable to our stockholders and is set with reference to the local market;
●	the compensation design supports and rewards executives for entrepreneurial and innovative efforts and results;
●	an appropriate portion of total compensation is equity-based, aligning the interests of executives with our stockholders; and
●	compensation is transparent to our directors, executives and stockholders.

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As we recently completed our initial public offering, we do not currently assess our compensation through benchmarks or peer groups.

When reviewing the compensation of executive officers, our Compensation Committee considers the following objectives:

●	to engage individuals critical to our growth and success;
●	to reward performance of individuals by recognizing their contributions to our growth and achievements; and
●	to compensate individuals based on performance.

Other Non-Cash Compensation

We provide standard health benefits to its executive officers, including medical, dental and disability insurance. Our other non-cash compensation is intended to provide a similar level of benefits as those provided by comparable companies within our industry.

No Pension Benefits

We do not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with their retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

No Nonqualified Deferred Compensation

We do not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Retirement, Resignation or Termination Plans

Executive officers with contracts for services have notice requirements which permit pay in lieu of notice. Each of our executive services arrangements contemplates the case of termination due to various provisions whereby the named executive officers will receive termination payments, as described below under the heading “Executive Services Agreements”.

Compensation and Risk

We do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on us. We have taken steps to ensure that our executive compensation program does not incentivize risk outside the Company’s risk appetite. Some of the key ways that we currently manage compensation risk are as follows:

●	appointed a Compensation Committee which is composed of a majority of independent directors to oversee the executive compensation program;
●	the use of performance based long-term incentive compensation to encourage a focus on long-term corporate performance;
●	disclosure of executive compensation to stakeholders; and
●	established a clawback policy applicable to all cash and equity incentive compensation.

We adopted a Clawback Policy as an additional safeguard to mitigate compensation risks (the “Clawback Policy”). The Clawback Policy requires that any incentive compensation (including both cash and equity compensation) paid to any current or former” executive officer” during the three years preceding a financial year restatement is subject to recoupment if: the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements, without regard to any fault or misconduct; and that noncompliance resulted in overpayment of the incentive compensation within the three fiscal years preceding the date the restatement was required.

Executive Services Agreements

Smith Employment Arrangement

On August 4, 2022, GoldMining entered into an Amended and Restated Employment Agreement with Mr. Smith, effective April 7, 2022, regarding his employment with GoldMining as Vice President, Exploration, and his appointment as our Chief Executive Officer (the “A&R Smith Agreement”). Pursuant to arrangements between us and GoldMining, we paid Mr. Smith C$125,000 per annum, being one half of his base salary under the A&R Smith Agreement. The A&R Smith Agreement had an initial term of twelve months and continued and remains in effect until terminated pursuant to the provisions therein.

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The A&R Smith Agreement provided that Mr. Smith would be eligible to participate, from time to time, in long-term compensation and incentive plans and other benefit plans, as may be adopted and implemented from time to time on a basis commensurate with his position and responsibilities.

In September 2022, Mr. Smith received 50,000 Performance-Based Restricted Shares under the Legacy Incentive Plan. As of the date hereof, 60% of these Performance-Based Restricted Shares, or 30,000 shares, have vested per the terms of the Performance-Based Restricted Shares and no longer subject to such restrictions as a result of the satisfaction of a condition resulting from completion of the IPO. The remainder of such Performance-Based Restricted Shares are subject to surrender and cancelation if certain performance conditions are not met. In connection with the receipt of the 50,000 Performance-Based Restricted Shares on September 23, 2022, Mr. Smith waived his entitlement to an option to purchase up to 10,000 shares of Common Stock included in his employment agreement.

On February 20, 2025, US GoldMining Canada Inc. (“USGOLD Canada”), our wholly-owned Canadian subsidiary, entered into a new employment agreement with Tim Smith (the “Smith Employment Agreement”), under which we agreed to employ Mr. Smith as our Chief Executive Officer as of and from February 20, 2025, and continuing until terminated in accordance with the Smith Employment Agreement. The agreement replaces and supersedes the A&R Smith Agreement. Pursuant to the Smith Employment Agreement, Mr. Smith is entitled to a base salary at a rate of C$145,000 per annum effective January 1, 2025 (the “Base Salary”). On January 21, 2026, Compensation Committee approved certain increases to the Base Salary. Effective January 1, 2026, Mr. Smith’s base annual salary increased from C$145,000 to C$160,000, and references to “Base Salary” herein reflect this updated amount. The employment terms pursuant to the Smith Employment Agreement otherwise remain unchanged.

Pursuant to the Smith Employment Agreement, Mr. Smith is also entitled to, subject to meeting established and agreed to goals and objectives, to be mutually agreed upon in advance by the parties, an annual incentive package (the “Annual Bonus”) as determined by our board of directors in its sole discretion and subject to applicable payroll deductions and tax withholdings. The Annual Bonus will be based on a “target” of 100% of the Base Salary as more fully determined by the board of directors in its sole discretion. The Annual Bonus will contain a combination of cash, stock options and RSUs, as may be determined and approved at the sole discretion of the board of directors. Any grants of stock options or RSUs will be subject to the terms and conditions of our 2023 Incentive Plan and our applicable award agreements. The Smith Employment Agreement also provides that Mr. Smith is entitled to participate in our benefit plans, if any, in accordance with the terms of such plans in effect from time to time and as determined by the board of directors and/or the Compensation Committee and reimbursement of certain business-related expenses.

The Smith Employment Agreement may be terminated by Mr. Smith with at least 30 days’ prior written notice to USGOLD Canada, or by USGOLD Canada with at least 60 days’ prior written notice to Mr. Smith. If the Smith Employment Agreement is terminated by the Company without Cause (as defined therein) within six months following a Change of Control (as defined therein), Mr. Smith will be entitled to, in lieu of termination entitlements, any accrued but unpaid Base Salary, reimbursement for unreimbursed business expenses and a lump-sum cash payment equal to two times Mr. Smith’s annual Base Salary. If terminated by USGOLD Canada, such termination is subject to applicable notice periods under the laws of the Province of British Columbia, Canada, including the common law applicable therein. The Smith Employment Agreement may be terminated by USGOLD Canada for cause, as such term is interpreted at common law, at any time, without notice or payment in lieu thereof.

Wong Employment Arrangement

On July 25, 2023, USGOLD Canada entered into an employment agreement with Mr. Wong, effective May 1, 2023, regarding his appointment as our Interim Chief Financial Officer (the “Original Wong Agreement”). Pursuant to the Original Wong Agreement, we paid Mr. Wong a base salary of C$60,000 per annum. Additionally, pursuant to the Original Wong Agreement, we paid Mr. Wong C$40,000 for his services for the period from December 1, 2022, to April 1, 2023, and a one-time signing bonus of C$15,000 in connection with his appointment as Interim Chief Financial Officer, Secretary and Treasurer on April 11, 2023.

The Original Wong Agreement provided that Mr. Wong would be eligible to participate, from time to time, in short-term incentive compensation programs and other benefit plans, as may be adopted and implemented from time to time on a basis commensurate with his position and responsibilities.

On February 20, 2025, USGOLD Canada entered into a new employment agreement with Mr. Wong (the “Wong Employment Agreement”), under which we agreed to employ Mr. Wong as its Chief Financial Officer as of and from April 11, 2023, and continuing until terminated in accordance with the Wong Employment Agreement. The Wong Employment Agreement replaces and supersedes the Original Wong Agreement.

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Pursuant to the Wong Employment Agreement, Mr. Wong is entitled to a base salary at a rate of C$72,500 per annum effective January 1, 2025. The Wong Employment Agreement also provides that Mr. Wong is entitled to participate in our benefit plans, if any, in accordance with the terms of such plans in effect from time to time and as determined by our board of directors and/or the Compensation Committee and reimbursement of certain business-related expenses. On January 21, 2026, Compensation Committee approved certain increases to Mr. Wong’s base salary. Effective January 1, 2026, Mr. Wong’s base annual salary increased from C$72,500 to C$80,000. The employment terms pursuant to the Wong Employment Agreement otherwise remain unchanged.

The Wong Employment Agreement may be terminated by Mr. Wong with at least 30 days’ prior written notice to USGOLD Canada, or by USGOLD Canada with at least 60 days’ prior written notice to Mr. Wong. If terminated by USGOLD Canada, such termination is subject to applicable notice periods under the laws of the Province of British Columbia, Canada, including the common law applicable therein. The Wong Employment Agreement may be terminated by USGOLD Canada for cause, as such term is interpreted at common law, at any time, without notice or payment in lieu thereof.

Change of Control

The Smith Employment Agreement has a double trigger “change of control” provision. A “change of control” is defined under the Smith Employment Agreement in a customary manner, and includes:

●	direct and indirect acquisitions of more than 50% of the voting securities by third parties (and joint actors);
●	amalgamations, arrangements, mergers, reorganizations, consolidations or other similar transactions, where the Company’s stockholders immediately prior to the transactions do not continue to hold at least 50% of the total voting power of the Company’s securities;
●	a change of a majority of the Board at any single meeting of stockholders (or by consent resolution), where such change was not previously approved by the Board; and
●	sales, leases or other dispositions of all or substantially all of the assets of the Company.

If, within 6 months of a “change of control”, the Company terminates Mr. Smith without “Cause”, then Mr. Smith is entitled to receive, in addition to basic termination entitlements, a lump-sum cash payment equal to two times the then-current annual Base Salary in lieu of notice of termination and inclusive of Mr. Smith’s entitlement to termination pay.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing compensation discussion and analysis contained under “Compensation Discussion and Analysis” herein with our management. Based on that review and those discussions, the Compensation Committee recommended to the Board that the compensation discussion and analysis be included in this proxy statement. This report is provided by Garnet Dawson, Ross Sherlock and Aleksandra Bukacheva, who comprise our Compensation Committee.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of our Compensation Committee during the year ended December 31, 2025, was a current or former officer or employee or engaged in certain transactions with us required to be disclosed by regulations of the SEC. Additionally, during the year ended December 31, 2025, there were no Compensation Committee “interlocks”, which generally means that none of our executive officers served: (i) as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a member of our Company’s Compensation Committee; (ii) as a director of another entity which had an executive officer serving as a member of our Company’s Compensation Committee; or (iii) as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a director.

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Executive Compensation

Summary Compensation Table

The following table sets forth all compensation paid, payable, awarded, granted, given or otherwise provided, directly or indirectly, by the Company to our Named Executive Officers for the fiscal year ended December 31, 2025.

Name and Principal		Salary (1)	Bonus	Stock-based Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Tim Smith (4)	2025	105,375	20,000	23,500	65,076	-	-	-	213,951
President and Chief Executive Officer	2024	98,728	20,000	20,800	95,372	-	-	-	234,900

Tyler Wong (5)	2025	53,850	-	9,400	28,710	-	-	-	91,960
Chief Financial Officer, Treasurer and Secretary	2024	46,020	10,000	8,320	35,329	-	-	-	99,669

Notes:

(1)	Salary paid to Mr. Smith, and Mr. Wong are in Canadian dollars. For the purposes hereof, such amounts have been converted from Canadian dollars to U.S. dollars based upon an exchange rate of C$1.3978 per $1.00, being the weighted average exchange rate for the period from January 1, 2025 to December 31, 2025. Mr. Smith’s base salary for 2025 was C$145,000 per annum and Mr. Wong’s base salary for 2025 was C$72,500 per annum.

(2)	These amounts represent the aggregate grant date fair value of Restricted Stock Units (“RSUs”). The grant date fair value of each Restricted Stock Unit is $9.40 per share based on the most recent closing price of our common stock as of the grant date of December 16, 2025. RSUs vest 25% on each day that is the three, six, nine and twelve month anniversary of the date of grant.

(3)	These amounts represent the aggregate grant date fair value of options, which was estimated using the Black-Scholes option pricing model. The following assumptions were used to value the options granted on December 16, 2025: exercise price: $9.40; expected risk free interest rate: 3.52%; expected annual volatility: 56.32%; expected life in years: 3.0; expected annual dividend yield: 0%; and Black-Scholes value: $3.8280. The following assumptions were used to value the options granted on December 20, 2024: exercise price: $10.00; expected risk free interest rate: 4.32%; expected annual volatility: 55.45%; expected life in years: 3.0; expected annual dividend yield: 0%; and Black-Scholes value: $3.2064. The following assumptions were used to value the options granted on February 27, 2024: exercise price: $10.00; expected risk free interest rate: 4.50%; expected annual volatility: 54.93%; expected life in years: 3.0; expected annual dividend yield: 0%; and Black-Scholes value: $1.1351.

(4)	Mr. Smith was appointed as President and Chief Executive Officer on September 12, 2022, effective as of the same date.

(5)	Mr. Wong was appointed as Interim Chief Financial Officer, Treasurer and Secretary on April 11, 2023, effective as of the same date and was appointed as Chief Financial Officer, Treasurer and Secretary on December 20, 2024.

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Outstanding Stock-based Awards and Option-Based Awards

The following table presents information regarding all awards outstanding at the end of the year ended December 31, 2025, including awards granted before the year ended December 31, 2025 still outstanding.

		Option-based Awards				Stock-based Awards
Name and Principal Position	Award Type	Number of Securities Underlying Unexercised Options Exercisable(4) (#)	Option Exercise Price ($)	Option Expiration Date	Value of Unexercised in-the-money Options ($)	Number of Shares or Units of Shares That Have Not Vested (#)	Market or Payout Value of Stock-based Awards That Have Not Vested(5) ($)	Market or Payout Value of Vested Stock-based Awards Not Paid Out or Distributed ($)
Tim Smith	Stock option(1)	36,000	10.00	February 27, 2029	-	-	-	-
President and	Stock Option(2)	12,750	10.00	December 20, 2029	-	-	-	-
Chief Executive	Stock Option(3)	4,250	9.40	December 16, 2030	-	-	-	-
Officer	Performance-Based
	Restricted Shares(6)	-	-	-	-	20,000	176,400	-
	RSUs(7)	-	-	-	-	2,500	22,050	-

Tyler Wong	Stock Option(8)	8,000	10.00	May 4, 2028	-	-	-	-
Chief Financial	Stock Option(9)	17,000	10.00	February 27, 2029	-	-	-	-
Officer,	Stock Option(10)	3,750	10.00	December 20, 2029	-	-	-	-
Treasurer and	Stock Option (11)	1,875	9.40	December 16, 2030	-	-	-	-
Secretary	RSUs(7)	-	-	-	-	1,000	8,820	-

Notes:

(1)	Options expiring on February 27, 2029, were granted on February 27, 2024, and 25% vest immediately and on each day that is the six, twelve and eighteen month anniversary of the date of grant. As of December 31, 2025, options to purchase up to an aggregate of 36,000 shares of Common Stock held by Mr. Smith have vested.

(2)	Options expiring on December 20, 2029, were granted on December 20, 2024, and 25% vest immediately and on each day that is the six, twelve and eighteen month anniversary of the date of grant. As of December 31, 2025, options to purchase up to an aggregate of 12,750 shares of Common Stock held by Mr. Smith have vested.

(3)	Options expiring on December 16, 2030, were granted on December 16, 2025, and 25% vest immediately and on each day that is the six, twelve and eighteen month anniversary of the date of grant. As of December 31, 2025, options to purchase up to an aggregate of 4,250 shares of Common Stock held by Mr. Smith have vested.

(4)	Each Option entitles the holder to one share of Common Stock upon exercise.

(5)	The value shown is based on the closing price of $8.82 per share of our Common Stock on December 31, 2025, as reported on the Nasdaq Capital Market.

(6)	The Stock-Based awards consist of Performance-Based Restricted Shares. Each Performance-Based Restricted Share entitles the holder to receive one share of Common Stock upon certain conditions being met. In September 2022, we issued 50,000 Performance-Based Restricted Shares to Mr. Smith. 30,000 of these Performance-Based Restricted Shares have vested and are no longer subject to such restrictions as a result of the satisfaction of a condition. 20,000 Performance-Based Restricted Shares are subject to certain conditions. See “– Legacy Incentive Plan” for more information.

(7)	RSUs were granted on December 16, 2025, and 25% vest on each day that is the three, six, nine and twelve month anniversary of the date of grant.

(8)	Options expiring on May 4, 2028, were granted on May 4, 2023, and 25% vest immediately and on each day that is the six, twelve and eighteen month anniversary of the date of grant. As of December 31, 2025, options to purchase up to an aggregate of 8,000 shares of Common Stock held by Mr. Wong have vested.

(9)	Options expiring on February 27, 2029, were granted on February 27, 2024, and 25% vest immediately and on each day that is the six, twelve and eighteen month anniversary of the date of grant. As of December 31, 2025, options to purchase up to an aggregate of 17,000 shares of Common Stock held by Mr. Wong have vested.

(10)	Options expiring on December 20, 2029, were granted on December 20, 2024, and 25% vest immediately and on each day that is the six, twelve and eighteen month anniversary of the date of grant. As of December 31, 2025, options to purchase up to an aggregate of 3,750 shares of Common Stock held by Mr. Wong have vested.

(11)	Options expiring on December 16, 2030, were granted on December 16, 2025, and 25% vest immediately and on each day that is the six, twelve and eighteen month anniversary of the date of grant. As of December 31, 2025, options to purchase up to an aggregate of 1,875 shares of Common Stock held by Mr. Wong have vested.

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Value Vested or Earned During the Year

The following table below discloses the aggregate dollar value that would have been realized by a director if Options under Option-Based awards had been exercised on the vesting date, as well as the aggregate dollar value realized upon vesting of Stock-Based awards by a Named Executive Officer:

	Option Awards		Stock-based Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares or units of Shares That Have Vested		Value Realized on Vesting
Name	(#)	($)	(#)		($)
Tim Smith
President and Chief Executive Officer	-	-	2,500	(1)	25,738	(1)
Tyler Wong
Chief Financial Officer, Treasurer and Secretary	-	-	1,000	(2)	10,295	(2)

Notes:

(1)	Consists of 625, 625, 625 and 625 RSUs granted to Mr. Smith, which vested on March 20, 2025, June 20, 2025, September 20, 2025, and December 20, 2025, at a market price of $10.17, $9.59, $11.80 and $9.62, respectively. “Value Realized on Vesting” totaled $25,738 based on the closing price of US GoldMining’s shares on the Nasdaq on the vesting date.

(2)	Consists of 250, 250, 250 and 250 RSUs granted to Mr. Wong, which vested on March 20, 2025, June 20, 2025, September 20, 2025, and December 20, 2025, at a market price of $10.17, $9.59, $11.80 and $9.62, respectively. “Value Realized on Vesting” totaled $10,295 based on the closing price of US GoldMining’s shares on the Nasdaq on the vesting date.

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Director Compensation

The following discussion describes the significant elements of our compensation program for our directors. The compensation of our directors is designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of our stockholders.

Director Compensation

The annual cash component of the Board compensation package was set at $10,000 per annum. The directors’ fees have been paid quarterly at the end of each financial quarter, effective as of April 24, 2023. Other than the directors’ fees, no committee fees have been provided to the committee members.

Effective as of December 16, 2025, the annual cash component of the committee chair fees were set at $2,500 per annum, payable in cash in equal quarterly installments to each chairperson of the board committees. In addition, the annual cash component of the special fee was set at $2,500 per annum, payable in cash in equal quarterly installments to Dr. Sherlock, in consideration of the additional technical guidance Dr. Sherlock provides as lead of special technical advisory sessions that support the best interests of the Company. During the fiscal year ended December 31, 2025, no committee chair fees or special fees were paid to any chairperson of the board committees or to Dr. Sherlock in connection with Dr. Sherlock’s special technical advisory sessions.

The following table sets forth information relating to compensation paid to the directors during the fiscal year ended December 31, 2025.

	Fees Earned or Paid In Cash	Stock-Based Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Alastair Still	-	28,200	68,904	-	-	-	97,104
Garnet Dawson(3)	10,000	9,400	34,452	-	-	-	53,852
Ross Sherlock(4)	10,000	9,400	34,452	-	-	-	53,852
Lisa Wade(3)	10,000	9,400	34,452	-	-	-	53,852
Laura Schmidt(3)	10,000	9,400	34,452	-	-	-	53,852
Aleksandra Bukacheva(3)	10,000	9,400	34,452	-	-	-	53,852

Notes:

(1)

These amounts represent the aggregate grant date fair value of RSUs. The grant date fair value of each Restricted Stock Unit is $9.40 per share based on the most recent closing price of our common stock as of the grant date of December 16, 2025. RSUs vest 25% on each day that is the three, six, nine and twelve month anniversary of the date of grant.

(2)	For the year ended December 31, 2025, these amounts represent the aggregate grant date fair value of options, which was estimated using the Black-Scholes option pricing model. The following assumptions were used to value the options granted on December 16, 2025: exercise price: $9.40; expected risk free interest rate: 3.52%; expected annual volatility: 56.32%; expected life in years: 3.0; expected annual dividend yield: 0%; and Black-Scholes value: $3.8280. The options vest as to 25% immediately and on each day which is six, twelve and eighteen months from the date of grant. On December 16, 2025, options to purchase up to 18,000 shares of Common Stock were granted to Mr. Still, options to purchase up to 9,000 shares of Common Stock were granted to Mr. Dawson, options to purchase up to 9,000 shares of Common Stock were granted to Dr. Sherlock, options to purchase up to 9,000 shares of Common Stock were granted to Ms. Wade, options to purchase up to 9,000 shares of Common Stock were granted to Ms. Schmidt and options to purchase up to 9,000 shares of Common Stock were granted to Ms. Bukacheva.

(3)

Effective December 16, 2025, each chairperson of the board committees will receive an annual committee chair fee of $2,500, payable in cash in equal quarterly installments. During the fiscal year ended December 31, 2025, no committee chair fees were paid to any chairperson of the board committees.

(4)	Effective December 16, 2025, Dr. Sherlock will receive a special fee of $2,500, payable in cash in equal quarterly installments. During the fiscal year ended December 31, 2025, no special fees were paid to Dr. Sherlock in connection with Dr. Sherlock’s special technical advisory sessions.

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Equity Compensation Plan Information

We currently maintain two equity compensation plans, the long-term incentive plan adopted on February 6, 2023 (the “2023 Incentive Plan”) and an equity incentive plan adopted on September 23, 2022 (the “Legacy Incentive Plan”). No new awards may be granted under the Legacy Incentive Plan.

The following table contains information for each of our equity compensation plans as of December 31, 2025. In addition, from time to time, we may grant “inducement grants” pursuant to Nasdaq Listing Rule 5635(c)(4).

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights(1)	Weighted- average exercise price of outstanding options and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	699,250	$9.76	885,648
Equity compensation plans not approved by security holders	-	N/A	-
Total	699,250	$9.76	885,648

Notes:

(1)	This figure represents 425,300 outstanding stock options having a weighted average exercise price of $9.79 and a weighted average remaining term of 3.89 years, 19,950 RSUs having a weighted average grant date fair market value of $9.12 per unit, and 254,000 Performance-Based Restricted Shares issued under the Legacy Incentive Plan that remain subject to restriction. The grant date fair market value for each Restricted Share is $0.1380 per share. The fair value is calculated based on our net assets at the time of the grant on September 23, 2022.

(2)	This price applies only to the stock options and RSUs included in column (a) and is not applicable to the Performance-Based Restricted Shares included in column (a).

(3)	This figure represents the maximum number of shares of the Common Stock reserved for issuance under the 2023 Incentive Plan of 1,330,898 less the number of outstanding stock options for the total number of securities remaining available for future issuance under the 2023 Incentive Plan. No new awards may be granted under the Legacy Incentive Plan. See “Legacy Incentive Plan”, below.

2023 Incentive Plan

The 2023 Incentive Plan was approved by the Board and adopted on February 6, 2023 (such date of effectiveness, the “Effective Date”). Unless sooner terminated by the Board, the 2023 Incentive Plan will terminate and expire on the tenth anniversary of the Effective Date. No award may be made under the 2023 Incentive Plan after its expiration date, but awards made prior thereto may extend beyond that date.

The purpose of the 2023 Incentive Plan is to provide an incentive for employees, directors and certain consultants and advisors of the Company or its subsidiaries to remain in the service of the Company or its subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its subsidiaries. The 2023 Incentive Plan provides for the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock units, performance awards, restricted stock awards and other cash and equity-based awards.

Share Authorization. The aggregate number of shares of our Common Stock issuable under the 2023 Incentive Plan in respect of awards is equal to 10% of the aggregate number of shares issued and outstanding determined as of the Effective Date, of which 100% of the available shares may be delivered pursuant to incentive stock options (the “ISO Limit”). Notwithstanding the foregoing, on the first trading date immediately following the issuance of any shares by the Company to any person (the “Adjustment Date”), the number of shares of our Common Stock available under the 2023 Incentive Plan shall be increased so that the total number of shares issuable under the 2023 Incentive Plan shall be equal to 10% of the total number of shares issued and outstanding, as determined as of the Adjustment Date, provided that no such adjustment shall have any effect on the ISO Limit, except for any adjustments summarized below.

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Shares to be issued may be made available from authorized but unissued shares of Common Stock, shares of Common Stock held by the Company in its treasury, or shares of common stock purchased by the Company on the open market or otherwise. During the term of the 2023 Incentive Plan, the Company will at all times reserve and keep enough shares of Common Stock available to satisfy the requirements of the 2023 Incentive Plan. If an award under the 2023 Incentive Plan is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the 2023 Incentive Plan.

Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under the 2023 Incentive Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares of Common Stock. Shares of common stock otherwise deliverable pursuant to an award that are withheld upon exercise or vesting of an award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the participant and shall be counted against the maximum number of available shares. Awards will not reduce the number of shares of Common Stock that may be issued, however, if the settlement of the award will not require the issuance of shares of Common Stock. Only shares forfeited back to the Company, shares cancelled on account of termination, or expiration or lapse of an award, shall again be available for grant of incentive stock options under the 2023 Incentive Plan, but shall not increase the maximum number of shares described above as the maximum number of shares of Common Stock that may be delivered pursuant to incentive stock options.

Administration. The 2023 Incentive Plan is administered by the Compensation Committee or such other committee of the Board as is designated by the Board. Membership on the Compensation Committee shall include at least two independent directors who are “non-employee directors” in accordance with Rule 16b-3 under the Exchange Act. The Compensation Committee may delegate certain duties to one or more officers as provided in the 2023 Incentive Plan. The Compensation Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the 2023 Incentive Plan, establish and revise rules and regulations relating to the 2023 Incentive Plan and make any other determinations that it believes necessary for the administration of the 2023 Incentive Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors whose judgment, initiative and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the 2023 Incentive Plan.

Financial Effect of Awards. We will receive no monetary consideration for the granting of awards under the 2023 Incentive Plan, unless otherwise provided when granting restricted stock or restricted stock units. We will receive no monetary consideration other than the option price for Common Stock issued to participants upon the exercise of their stock options and we will receive no monetary consideration upon the exercise of stock appreciation rights.

Stock Options. The Compensation Committee is authorized to grant either incentive stock options qualifying under Section 422 of the Code or non-qualified stock options, provided that only our employees are eligible to receive incentive stock options. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock, the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Compensation Committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Compensation Committee, except that the Compensation Committee may not grant stock options with a term exceeding 10 years.

Recipients of stock options may pay the option exercise price (i) in cash, check, bank draft or money order payable to us, (ii) by delivering to us Common Stock already owned by the participant having a fair market value equal to the aggregate option exercise price, (iii) by delivering to us or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the Common Stock purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price, and (iv) by any other form of valid consideration that is acceptable to the Compensation Committee in its sole discretion.

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Stock Appreciation Rights. The Compensation Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award (or freestanding SARs), or in conjunction with stock options granted under the 2023 Incentive Plan (or tandem SARs). A SAR is the right to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price. The exercise price may be equal to or greater than the fair market value of share of Common Stock on the date of grant. The Compensation Committee, in its sole discretion, will be permitted to place a ceiling on the amount payable on the exercise of a SAR, but any such limitation shall be specified at the time the SAR is granted. A SAR granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The Compensation Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which the value will be delivered to participants (whether made in Common Stock, in cash or in a combination of both). The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Compensation Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units. The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares that are transferred or sold by us to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Restricted stock units are the right to receive Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Compensation Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Compensation Committee will determine the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time or other restrictions or conditions. The value of the restricted stock units may be paid in Common Stock, cash, or a combination of both, as determined by the Compensation Committee.

Performance Awards. The Compensation Committee is permitted to grant performance awards payable in cash, Common Stock, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Compensation Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2023 Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. With respect to a performance award, if the Compensation Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Compensation Committee deems satisfactory, the Compensation Committee may modify the performance measures or objectives and/or the performance period.

Other Awards. The Compensation Committee is permitted to grant other forms of awards payable in cash or Common Stock if the Compensation Committee determines that such other form of award is consistent with the purpose and restrictions of the 2023 Incentive Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Dividend Equivalent Rights. The Compensation Committee is permitted to grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right shall be paid only as the applicable Award vests or may be deemed to be reinvested in additional Common Stock. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or Common Stock. No dividends or dividend equivalent rights may be granted with respect to stock options or SAR.

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Performance Goals. Awards of restricted stock, restricted stock units, performance awards and other awards (whether relating to cash or Common Stock) under the 2023 Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria, and may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our shares of Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure our performance as a whole or any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Compensation Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of our annual report.

Vesting of Awards; Forfeiture; Assignment. The Compensation Committee, in its sole discretion, will be permitted to establish the vesting terms applicable to an award, subject in any case to the terms of the 2023 Incentive Plan. The Compensation Committee will be permitted to impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Compensation Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Compensation Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Compensation Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2023 Incentive Plan generally will not be assignable or transferable except by will or by the laws of descent and distribution, except that the Compensation Committee may, in its discretion and pursuant to the terms of an award agreement, permit certain transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Compensation Committee and must expressly provide for such transferability and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of the Common Stock or our other securities, issuance of warrants or other rights to purchase Common Stock or our other securities, or other similar corporate transaction or event affects the fair value of an award, then the Compensation Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards, (iii) the option price of each outstanding award, (iv) the amount, if any, we pay for forfeited Common Stock in accordance with the terms of the 2023 Incentive Plan, and (vi) the number of or exercise price of Common Stock then subject to outstanding SARs previously granted and unexercised under the 2023 Incentive Plan to the end that the same proportion of our issued and outstanding Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2023 Incentive Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

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Amendment or Discontinuance of the 2023 Incentive Plan. The Board will be permitted to, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend or discontinue the 2023 Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2023 Incentive Plan and any awards under the 2023 Incentive Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such Sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2023 Incentive Plan may adversely affect any rights of any participants or our obligations to any participants with respect to any outstanding award under the 2023 Incentive Plan without the consent of the affected participant.

No Repricing of Stock Options or SARs. The Compensation Committee will not be permitted to, without the approval of our stockholders, “reprice” any stock option or SAR. For purposes of the 2023 Incentive Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its exercise price or base price, (ii) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a share of Common Stock in exchange for cash or a stock option, SAR, award of restricted stock or other equity award with an exercise price or base price less than the exercise price or base price of the original stock option or SAR, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Compensation Committee from (x) making adjustments to awards upon changes in capitalization, (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2023 Incentive Plan.

Recoupment for Restatements. The Compensation Committee is permitted to recoup all or any portion of any shares or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy as may be amended by the Board from time to time.

Legacy Incentive Plan

On September 23, 2022, the Company adopted an equity incentive plan (the “Legacy Incentive Plan”). The Legacy Incentive Plan only provides for the grant of restricted stock awards. The purpose of the Legacy Incentive Plan is to provide an incentive for employees, directors and certain consultants and advisors of the Company or its subsidiaries to remain in the service of the Company or its subsidiaries. The maximum number of shares of common stock that may be issued pursuant to the grant of the restricted stock awards is 1,000,000 shares of common stock in the Company.

On September 23, 2022, we granted awards of an aggregate of 635,000 shares of performance based restricted shares (the “Restricted Shares”) under the Legacy Incentive Plan to certain of our and GoldMining’s executive officers, directors and consultants, the terms of which were amended on May 4, 2023. These awards are subject to Performance-Based restrictions, whereby the restrictions will be cancelled if certain performance conditions are met in specified periods. As of December 31, 2024, 254,000 of the 635,000 Restricted Shares remain unvested, with the balance having become vested and no longer subject to restrictions.

The unvested Restricted Shares are subject to restrictions that, among other things, prohibit the transfer thereof until certain performance conditions are met. In addition, if such conditions are not met within applicable periods, the restricted shares will be deemed forfeited and surrendered by the holder thereof to us without the requirement of any further consideration. The conditions are as follows:

(a)	with respect to 15% of the Restricted Shares, if we have not re-established the Whistler Project camp and performed of a minimum of 10,000 meters of drilling prior to September 30, 2026, pursuant to an amendment to the award terms;
(b)	with respect to 15% of the Restricted Shares, if we have not achieved a $250,000,000 market capitalization, based on the number of shares of our outstanding common stock multiplied by the volume-weighted average price for any applicable five (5) consecutive trading day period on the principal stock exchange on which our common stock is listed prior to the date that is five years after the date of grant of such award; or
(c)	with respect to 10% of the Restricted Shares, if we have not achieved a share price of $25.00 prior to the date that is six years after the date of grant of such award.

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Upon satisfaction of the conditions referenced in both (b) and (c) above (regardless of whether they occur simultaneously or consecutively), all of the unvested Restricted Shares will be 100% vested and will be deemed Released Stock.

In the event the Company files the disclosure specified in Subpart 1300 of the SEC Regulation S-K Report with the SEC or the disclosure specified in Canadian National Instrument 43-101, Standards for Disclosure for Mineral Products, to the relevant Canadian securities regulator (the “Securities Filing”) that includes, in either disclosure, an aggregate estimate of mineral resources for the Whistler Project or any other project owned or operated by the Company of 3,000,000 additional gold or gold equivalent ounces from the amount reported on the disclosure specified in the Company’s Subpart 1300 of the SEC Regulation S-K Report dated September 22, 2022, 190,500 Restricted Shares will be deemed released as of the date of such Securities Filing (or if such amount exceeds the number of Restricted Shares that have not yet become Released Stock at the time, such lesser number of Restricted Shares) reducing, on a proportional basis, the number of unvested Restricted Shares subject to each vesting condition.

Unless sooner terminated by the Board, the Legacy Incentive Plan will terminate and expire on the tenth anniversary of the date the Board adopted the Legacy Incentive Plan. No award may be made under the Legacy Incentive Plan after its expiration date, but awards made prior thereto may extend beyond that date.

The purpose of the Legacy Incentive Plan is to provide an incentive for our employees, directors and certain consultants and advisors to remain in our service, to extend to them the opportunity to acquire a proprietary interest in us so that they will apply their best efforts for our benefit, and to aid us in attracting able persons to enter our service. The Legacy Incentive Plan only provides for the grant of restricted stock awards.

No further awards will be made under Legacy Incentive Plan.

Share Authorization. Subject to certain adjustments, we had reserved an aggregate of 1,000,000 shares of Common Stock for the issuance of awards under the Legacy Incentive Plan. As of the date hereof, 254,000 Restricted Shares, that are subject to cancellation if certain performance conditions are not met, are still outstanding under the Legacy Incentive Plan.

Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by us in our treasury, or Common Stock purchased by us on the open market or otherwise. During the term of the Legacy Incentive Plan, we will at all times reserve and keep enough Common Stock available to satisfy the requirements of the Legacy Incentive Plan. If an award under the Legacy Incentive Plan is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the Legacy Incentive Plan.

Administration. The Legacy Incentive Plan was administered by the Board. The Board will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the Legacy Incentive Plan, establish and revise rules and regulations relating to the Legacy Incentive Plan and make any other determinations that it believes necessary for the administration of the Legacy Incentive Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and our non-employee directors whose judgment, initiative and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the Legacy Incentive Plan.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information concerning the beneficial ownership of our shares of Common Stock by our directors and executive officers, and by each beneficial owner of five percent (5%) or more of our outstanding Common Stock. Based on information available to us, all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, unless otherwise indicated. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock subject to options, warrants and restricted share units currently exercisable or exercisable within 60 days after the date of this proxy statement are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage of ownership of any other person.

Applicable percentage ownership is based upon 13,322,493 shares of Common Stock outstanding as of the Record Date.

Unless otherwise indicated, the address of each of the named persons is care of U.S. GoldMining Inc., 1188 West Georgia Street, Suite 1830, Vancouver, British Columbia, Canada, V6E 4A2.

	Amount and Nature of Beneficial Ownership		Percent of Class
5% or Greater Stockholders
GoldMining Inc.(1)	10,000,751		75.07%
Directors, Named Executive Officers and Other Executive Officers
Tim Smith(2)	122,250		*
Tyler Wong(3)	35,250		*
Alastair Still(4)	148,700		*
Garnet Dawson(5)	36,000		*
Aleksandra Bukacheva(6)	28,000		*
Ross Sherlock(7)	26,000		*
Lisa Wade(8)	26,000		*
Laura Schmidt(9)	26,383		*
All executive officers and directors as a group (8 persons)	448,583	(10)	3.37%

* Represents beneficial ownership of less than 1% of our shares of Common Stock.

Notes:

(1)	This figure represents (i) 9,878,261 shares of Common Stock and (ii) warrants to purchase 122,490 shares of Common Stock that are exercisable or will be exercisable within 60 days of the date hereof.

(2)	This figure represents (i) 37,250 shares of Common Stock, (ii) Warrants to purchase 3,500 shares of Common Stock, (iii) 20,000 Performance-Based Restricted Shares that are subject to cancellation if certain performance conditions are not met and (iv) 61,500 options to purchase shares of Common Stock which have vested or will vest within 60 days of the date hereof.

(3)	This figure represents (i) 1,500 shares of Common Stock and (ii) stock options to purchase up to an aggregate of 33,750 shares of Common Stock which have vested or will vest within 60 days of the date hereof.

(4)	This figure represents (i) 79,700 shares of Common Stock, (ii) 40,000 Performance-Based Restricted Shares that are subject to cancellation if certain performance conditions are not met and (iii) stock options to purchase up to an aggregate of 29,000 shares of Common Stock which have vested or will vest within 60 days of the date hereof.

(5)	This figure represents (i) 13,500 shares of Common Stock, (ii) 8,000 Performance-Based Restricted Shares that are subject to cancellation if certain performance conditions are not met and (iii) stock options to purchase up to an aggregate of 14,500 shares of Common Stock which have vested or will vest within 60 days of the date hereof.

(6)	This figure represents (i) 2,500 shares of Common Stock, (ii) Warrants to purchase 1,000 shares of Common Stock, and (iii) stock options to purchase up to an aggregate of 24,500 shares of Common Stock which have vested or will vest within 60 days of the date hereof.

(7)	This figure represents (i) 1,500 shares of Common Stock and (ii) stock options to purchase up to an aggregate of 24,500 shares of Common Stock which have vested or will vest within 60 days of the date hereof.

(8)	This figure represents (i) 1,500 shares of Common Stock and (ii) stock options to purchase up to an aggregate of 24,500 shares of Common Stock which have vested or will vest within 60 days of the date hereof.

(9)	This figure represents (i) 1,883 shares of Common Stock and (ii) stock options to purchase up to an aggregate of 24,500 shares of Common Stock which have vested or will vest within 60 days of the date hereof.

(10)	This figure represents (i) 139,333 shares of Common Stock, (ii) Warrants to purchase 4,500 shares of Common Stock, (iii) 68,000 Performance-Based Restricted Shares that are subject to cancellation if certain performance conditions are not met and (iv) stock options to purchase up to an aggregate of 236,750 shares of Common Stock which have vested or will vest within 60 days of the date hereof.

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Transactions with Related Persons

Except as described in this proxy statement, in the fiscal year ended December 31, 2025, we were not involved in any transactions, and are not involved in any currently proposed transaction, in which we are or will be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets as of the end of our last fiscal year.

In addition to the compensation arrangements discussed under “Compensation Discussion and Analysis” the following is a description of the material terms of: (i) those transactions since the beginning of our last fiscal year to which we are party and in which any of our directors, executive officers or stockholders that beneficially own or control (directly or indirectly) more than 10% of any class of series of our outstanding voting securities, or any associate or affiliate of the forgoing persons, has, had or will have a direct or indirect material interest; and (ii) any other material contracts, other than contracts entered into in the ordinary course of business, to which we were a party.

During the year ended December 31, 2025, stock-based compensation costs included $157,574 in amounts incurred for a co-chairman and director of GoldMining for performance based restricted shares granted in September 2022.

During the year ended December 31, 2025, stock-based compensation costs included $9,848 in amounts incurred for a family member of a co-chairman and director of GoldMining for performance based restricted shares granted in September 2022.

During the year ended December 31, 2025, we incurred $5,675 in general and administrative costs, paid to Blender Media Inc. (“Blender”), a company whose principal is an immediate family member of a co-chairman and director of GoldMining, for information technology, corporate branding, sponsorships and advertising, media, website design, maintenance and hosting services, provided by Blender to us.

Related party transactions are based on the amounts agreed to by the parties. During the year ended December 31, 2025, we did not enter into any contracts or undertake any commitment or obligation with any related parties other than as described herein.

Our Audit Committee is charged with reviewing and approving all related party transactions and reviewing and making recommendations to our board of directors, or approving any contracts or other transactions with any of our current or former executive officers. The Charter of the Audit Committee sets forth our written policy for the review of related party transactions.

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Audit Committee Report

Report of the Audit Committee of the Board of Directors

This report is submitted by the Audit Committee of the Board. The Audit Committee currently consists of the three directors whose names appear below. None of the members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable rules of Nasdaq. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has designated Aleksandra Bukacheva as an “audit committee financial expert”, as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee’s general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The Audit Committee has reviewed the Company’s financial statements for the fiscal years ended December 31, 2025, and December 31, 2024, and met with management, as well as with representatives of Deloitte LLP the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of Deloitte LLP the matters required to be discussed by the Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the PCAOB.

In addition, the Audit Committee received the written disclosures and the letter from Deloitte LLP required by applicable requirements of the PCAOB and the SEC regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with members of Deloitte LLP’s independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2025, be included in its 2025 Annual Report.

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Exchange Act or the Securities Act unless and only to the extent that the Company specifically incorporates it by reference.

By the Audit Committee of the Board,

Aleksandra Bukacheva, Chair

Laura Schmidt

Ross Sherlock

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Other Information

Principal Accounting Fees and Services

Deloitte LLP has served as the Company’s independent registered public accountants since January 26, 2023, and audited the Company’s financial statements for the fiscal years ended December 31, 2025, and 2024.

Aggregate fees for professional services billed by our auditors for our last two fiscal years are set forth below.

	Year Ended December 31, 2025 (In CAD)	Year Ended December 31, 2024 (In CAD)
Audit Fees	$205,000	$227,500
Audit Related Fees	73,000	95,000
Tax Fees	-	-
All Other Fees	-	-
Total	$278,000	$322,500

Audit Fees. Audit fees for the fiscal year ended December 31, 2025, consist of aggregate fees for professional services in connection with the audit of our annual financial statements and quarterly reviews of our interim financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. Audit-related fees for the fiscal year ended December 31, 2025, consist of services relating to the company’s various securities filings.

Tax Fees. Tax fees consist of aggregate fees for professional services for tax compliance, tax advice and tax planning, primarily, fees related to tax preparation services.

Pre-Approval of Services by the Independent Auditor

The Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by our independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by our independent auditor. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by our independent auditor which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by our independent auditor. The Audit Committee has approved all audit and permitted non-audit services performed by its independent auditor, Deloitte LLP for the fiscal year ended December 31, 2025.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our shares of Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our shares of Common Stock.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year ended December 31, 2025, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons.

Solicitation of Proxies

Management is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail or electronically.

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Stockholder Proposals

Except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act, the exclusive means for a stockholder to bring business before an annual meeting of stockholders of the Company under our by-laws is to provide timely written notice of the business matter to be brought as further described in our by-laws. To be timely, a stockholder’s notice must be received by our secretary at our principal executive offices not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials for the preceding year’s annual meeting.

To be considered timely, a stockholder’s notice must be received by our secretary at our principal executive offices not earlier than the close of business on the 120th day prior to the Annual Meeting and not later than the close of business on the tenth day following the day on which a public announcement of the date of the Annual Meeting is first made. The deadline for receipt of stockholder proposals or nominations for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 will be no later than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the preceding year’s annual meeting. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, and our by-laws. A stockholder proposal should be addressed to the corporate secretary, at 1188 West Georgia Street, Suite 1830, Vancouver, British Columbia, Canada, V6E 4A2.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE VOTE BY INTERNET OR COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

Where You Can Find More Information

The Company files reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov, and with the Canadian securities administrators, which is all publicly available under the Company’s profile on SEDAR+, www.sedarplus.ca. Financial information is provided in our comparative annual financial statements and management’s discussion and analysis for the year ended December 31, 2025, in our Annual Report on Form 10-K. You may also find any document we file with the SEC or Canadian securities regulators (and more) on our website at www.usgoldmining.us/investors/shareholder-meetings/ or by contacting us at our principal executive offices, U.S. GoldMining Inc., 1188 West Georgia Street, Suite 1830, Vancouver, British Columbia, Canada, V6E 4A2. References to our website are inactive textual references only and the contents of our website should not be deemed to be incorporated by reference into this proxy statement.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 30, 2026. You should not assume that the information contained in this document or incorporated by reference in this document is accurate as of any later date, and the mailing of this document to stockholders at any time after that date does not suggest otherwise. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.

Important Notice Regarding Delivery of Stockholder Documents

Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, your Intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders who share the same address, unless contrary instructions have been received. Once you have received notice from your Intermediary that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive separate multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, U.S. GoldMining Inc., 1188 West Georgia Street, Suite 1830, Vancouver, British Columbia, Canada, V6E 4A2, Attn: Investor Relations, telephone (833) 388-9788. We will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our Investor Relations department using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our Investor Relations department.

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Other Business

The Board knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank, or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

Notice Regarding Forward-Looking Statements

This proxy statement includes forward-looking statements and forward-looking information within the meaning of Canadian securities laws and the Private Securities Litigation Reform Act of 1995, collectively referred to as “forward-looking statements”. All statements contained in this proxy statement other than statements of historical fact, including statements relating to trends in or expectations relating to the expected effects of our initiatives, strategies and plans, as well as trends in or expectations regarding our financial results and long-term growth model and drivers, and regarding our business strategy and plans and our objectives for future operations, are forward-looking statements. Statements herein that describe our business, strategy, plans, goals, future capital spending levels and potential for growth, improved profit margins and cash generation are forward-looking statements. The words “can”, “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “seek”, and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results and amounts to differ materially from those in forward- looking statements. For a detailed discussion of the risks and uncertainties, see the “Risk Factors” discussion in Item 1A of our annual report on Form 10-K. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward- looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. The forward-looking statements included in this proxy statement are made only as of the date of this proxy statement and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstance.

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2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

U.S. GOLDMINING INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 10, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SIX NOMINEES IN PROPOSAL 1, AND PROPOSAL 2.

Please mark your votes like this **X**

	FOR ALL Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
(1) Alastair Still (2) Garnet Dawson (3) Ross Sherlock (4) Lisa Wade (5) Laura Schmidt (6) Aleksandra Bukacheva	☐	☐

Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: To address such other matters as may properly come before the 2026 annual meeting or any adjournment or postponement thereof.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2026.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026

The 2026 Proxy Statement and the 2025 Annual Report to Stockholders are available at: https://www.cstproxy.com/usgoldmining/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

U.S. GOLDMINING INC.

The undersigned appoints Alastair Still and Tim Smith and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of U.S. GOLDMINING INC. held of record by the undersigned at the close of business on April 22, 2026 at the Annual Meeting of Stockholders of U.S. GOLDMINING INC. to be held on June 11, 2026, at 10:00 a.m. (Pacific Time) or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

A Stockholder has the right to appoint a person other than the persons designated in this form of proxy to represent and vote on behalf of the Stockholder at the Annual Meeting. To appoint a person other than Alastair Still and Tim Smith, please strike out their printed names and clearly print the name of your chosen proxyholder here: ____.

(Continued and to be marked, dated and signed on the other side)